UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 15, 2010

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9904	95-3163136
(Commission File Number)	(IRS Employer Identification No.)

2020 S. Central Avenue
Compton, California	90220
(Address of Principal Executive Offices)	(Zip Code)

(310) 638-2842

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

Arden Group, Inc. held its Annual Meeting of Stockholders on June 15, 2010.  Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934.  There was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement.  Three nominees were elected by Class A stockholders at the Annual Meeting with terms expiring in 2013 as follows:

Bernard Briskin

For	2,522,387
Withheld	307,469
Abstain	5,047

John G. Danhakl

For	2,829,036
Withheld	820
Abstain	5,047

Kenneth A. Goldman

For	2,501,181
Withheld	328,675
Abstain	5,047

There were 207,893 broker non-votes.  Continuing directors whose terms of office do not expire until 2011 or 2012 are:

M. Mark Albert

Robert A. Davidow

Steven Romick

The selection of Moss Adams LLP, an independent registered public accounting firm, to audit the financial statements of the Company and its consolidated subsidiaries for the 2010 fiscal year was approved at the Annual Meeting by the following votes:

For	3,012,992
Against	1,049
Abstain	159

There were 28,596 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC.
(Registrant)

Date: June 17, 2010	By:	/s/BERNARD BRISKIN
	Name:	Bernard Briskin
	Title:	Chairman of the Board, President and Chief
Executive Officer